SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                October 1, 1997
                -----------------------------------------------
                      (Date of earliest event reported)


                            BankAmerica Corporation
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             (Exact name of registrant as specified in its charter)


 Delaware                               1-7377                  94-1681731
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(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)        Identification Number)


Bank of America Center
555 California Street
San Francisco, California                       94104
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(Address of principal executive offices)      (Zip Code)


                                 (415) 622-3530
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             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS
         ------------

              On October 1, 1997, pursuant to an Agreement and Plan of Merger dated as of June 8, 1997 by and among BankAmerica Corporation ("BAC"), Ladder Merger Corporation (now named Robertson Stephens Investment Management Co. ("RSIM Co.")), Robertson, Stephens & Company Group, L.L.C. ("Group") Robertson, Stephens & Company, Inc. ("RS &Co., Inc."), Group and RS&Co., Inc. merged with and into RSIM Co., and Robertson, Stephens & Company LLC merged with and into BankAmerica Robertson Stephens (formerly named BankAmerica Securities, Inc.). RSIM Co. and BankAmerica Robertson Stephens are wholly owned subsidiaries of BAC.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            BANKAMERICA CORPORATION
                            -----------------------
                                  (Registrant)


Date:  October 1, 1997


                              By:  /s/ JOHN J. HIGGINS
                                   -------------------
                                       John J. Higgins
                                       Executive Vice President
                                       and Chief Accounting Officer